UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  03/23/2009

Atlas Energy Resources, LLC
(Exact name of registrant as specified in its charter)

Commission File Number:  1-33193

Delaware	75-3218520
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1550 Coraopolis Heights Road
Moon Township, Pennsylvania 15108
(Address of principal executive offices, including zip code)

412-262-2830
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 23, 2009, the Board of Directors of Atlas Energy Resources, LLC (the "Board") appointed Jessica K. Davis as a member of the Board. Ms. Davis fills the vacancy created in January 2009 by the untimely death of R. Randle Scarborough. The Board has determined that Ms. Davis meets the New York Stock Exchange's definition of an independent director.

Ms. Davis is currently an associate with the law firm Drinker Biddle & Reath LLP in Philadelphia, PA, prior to joining Drinker, Ms. Davis was a corporate litigation associate with the law firm Stroock & Stroock & Lavan LLP in New York, NY.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlas Energy Resources, LLC

Date: March 27, 2009	By:	/s/ Lisa Washington
Lisa Washington
Chief Legal Officer and Secretary